EXHIBIT 99.1
Slide presentation to be used at the Sandler O’Neill & Partners East Coast Financial Services Conference on November 11, 2010

STATE BANCORP, INC.

Sandler O'Neill + Partners
East Coast Financial Services Conference

Ticker: STBC
www.statebankofli.com

November 11, 2010

Forward Looking Statements And Risk Factors

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify forward-looking statements. The forward-looking statements involve risk and uncertainty and a variety of factors that could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in: market interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, the quality and composition of the loan or investment portfolios, demand for loan products, demand for financial services in the Company's primary trade area, litigation, tax and other regulatory matters, accounting principles and guidelines, other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing and services and those risks detailed in the Company's periodic reports filed with the SEC. Investors are encouraged to access the Company's periodic reports filed with the SEC for financial and business information regarding the Company at www.statebankofli.com. The Company undertakes no obligation to publish revised events or circumstances after the date hereof.

Non-GAAP Disclosure

The Company believes these non-GAAP financial measures provide both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

Company Overview

STATE BANCORP, INC.

- Commercial bank headquartered in Jericho, NY with 17 branches located on Long Island and Manhattan
- Commercially oriented business model with a focus on deep client relationships
- Provides clients with immediate access to senior management and highly skilled business banking professionals with local market knowledge and expertise
- Entrepreneurial culture that fosters professional empowerment
- Management uniquely aligned with stockholders' interests
- Solid capital base with ratios that are significantly in excess of the highest "well-capitalized" regulatory standard
- The Company's turnaround, which began in 2007, resulted in an extensive corporate restructuring that included strategic dispositions to remove excessive operating complexity, streamlined operating efficiencies, strengthened internal controls, improved technological infrastructure and service delivery, reduction of risks, and enhanced shareholder friendly corporate governance practices

Summary Statistics (09/30/10)

State Bancorp, Inc.

Assets:	$1.6 Billion
Loans:	$1.1 Billion
Deposits:	$1.4 Billion
Tangible Common Equity:	$117 Million
Tangible Common Book Value per Share:	$ 7.02
Period End Common Shares Outstanding:	16,660,790
Average Daily Trading Volume:	35,000
TARP Preferred:	$37 Million
Market Capitalization:	$150 Million
Ownership:	
- Management	5 %
- ESOP	7 %
- Institutional	45 % (9% in 2006)
Independent Analyst Coverage:	3 (0 in 2006)

Branch Locations and Deposit Market Share by Branch

STATE BANCORP, INC.



Bronx, NY
New York, NY
Queens, NY
Kings, NY
Nassau, NY
Suffolk, NY

NASSAU COUNTY	MKT SHARE
County Wide	1.5%
Oyster Bay	15.4%
Jericho	14.0%
Port Washington	11.7%
County Seat	6.6%
New Hyde Park	6.0%
Rockville Centre	3.8%
Garden City	2.1%
Westbury	0.7%

SUFFOLK COUNTY	MKT SHARE
County Wide	1.2%
MacArthur	15.9%
Farmingdale	12.6%
Three Village	7.2%
Hauppauge	5.6%
Huntington	4.7%

Source: Market shares represent data for zip codes in which each branch operates as reported by FDIC in June 2010

Senior Management Team

STATE BANCORP, INC.

	Title	Years in Banking	Years at STBC
Thomas M. O'Brien	President & Chief Executive Officer	33	4
Brian K. Finneran	Chief Financial Officer	32	20
Patricia M. Schaubeck	General Counsel	15	3
Thomas Iadanza	Chief Lending Officer	30	1
Robert Kramer	Chief Credit Officer	40	2
John McCaffery	Treasurer	26	2
Anthony J. Morris	Chief Marketing & Planning Officer	31	3
Thomas Nigro	Director of Retail Banking	45	2
Joanne Maselli	Director of Risk Management	28	1

Net Income

STATE BANCORP, INC.



Quarterly Net Income
$4
$2
$0
($2)
($4)
($6)
($10)
($12)
($14)
In Millions
1Q
2Q
3Q
4Q
2007
2008
2009
2010



Net Interest Margin
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1Q
2Q
3Q
4Q
2007
2008
2009
2010

Total Non-Accrual Loans

STATE BANCORP, INC.



$40
$35
$30
$25
$20
$15
$10
$5
$0
Total Non-Accrual Loans (In Millions)
500%
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
Allowance as a % of Total Non-Accrual Loans
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
2007
2008
2009
2010
TOTAL NON-ACCRUAL LOANS
ALLOWANCE AS A % OF TOTAL NON-ACCRUAL LOANS

*Other Real Estate Owned for All Periods is $0

Provision for Loan Losses and Charge-Offs

STATE BANCORP, INC.



$25
$20
$15
$10
$5
$0
Provision for Loan Losses (Dollars In Millions)
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Allowance as % of Total Loans
1Q 2Q 3Q 4Q
2007
1Q 2Q 3Q 4Q
2008
1Q 2Q 3Q 4Q
2009
1Q 2Q 3Q
2010
PROVISION
CHARGE-OFFS
ALLOWANCE AS % OF TOTAL LOANS

Credit Quality Ranking of Publicly Traded Banks Between $1-15 Billion

STATE BANCORP, INC.

As of June 30, 2010



12%
10%
8%
6%
4%
2%
0%
TOTAL NPA'S + 90 DAYS PD/ TOTAL ASSETS
0.82%
(9/30/10)
0.46%
1
2
3
4
5
6
7
8
9
10
TOP
BANKS BY DECILE
BOTTOM

Source: Highline Financial

Loans and Leases


Period End
$1,200
$1,000
$800
$600
$400
$200
$0
Dollars in Millions
66.5
974.5
1,122.5
1,098.3
1,081.1
2007
2008
2009
3Q 2010
STATE BANK
LEASING SUBSIDIARY

Diversified Loan Portfolio

STATE BANCORP, INC.

12/31/2007



COMMERCIAL & INDUSTRIAL 32%
CRE OWNER OCCUPIED 24%
LEASES 7%
RESIDENTIAL CONSTRUCTION 9%
RESIDENTIAL MORTGAGES & CONSUMER LOANS 11%
COMMERCIAL REAL ESTATE 11%
COMMERCIAL CONSTRUCTION 5%
CRE MULTI FAMILY 1%

9/30/2010



CRE OWNER OCCUPIED 19%
COMMERCIAL & INDUSTRIAL 29%
COMMERCIAL REAL ESTATE 27%
RESIDENTIAL CONSTRUCTION 1%
RESIDENTIAL MORTGAGES & CONSUMER LOANS 9%
CRE MULTI FAMILY 10%
COMMERCIAL CONSTRUCTION 5%

Deposit Portfolio

State Bancorp, Inc.



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Dollars in Millions
1,329.9
1,481.0
1,349.6
1,385.7
32%
43%
25%
68%
35%
41%
24%
65%
27%
45%
28%
73%
30%
46%
24%
70%
2007
2008
2009
3Q 2010
DEMAND
SAVINGS
TIME

Managing Costs


367
344
295
290
292
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
($2)
350
300
250
200
150
100
50
0
11.8
11.5
3.1
10.3
0.5
10.9
3.8
10.0
1.1
10.1
1.1
10.6
-0.4
11.2
10.2
10.8
0.73
11.3
10.8
4.7
10.5
0.5
11.2
10.6
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
2007
2008
2009
YTD 2010
OPERATING EXPENSES
NON-RECURRING EXPENSES
HEAD COUNT

OPERATING EFFICIENCY RATIO

2007	2008	2009	YTD 2010
77.90%	62.50%	72.30%	62.70%

Conservative Securities Portfolio

STATE BANCORP, INC.

- Total book value $436 million
- Weighted average life 2.4 years
- Weighted average life extends to 5.3 years in hypothetical 300bp rise in rates
- Book Price 101.6 / Market price 103.8
- Market price @ 100 if rates up ~150bp
- Corporate & Muni <6% of portfolio



Composition
9/30/10
52%
24%
13%
5%
4%
2%
Agency CMO
Agency MBS
Agency Debt
Corporate
Agency ARM
Muni/Other

Capital Management

STATE BANCORP, INC.

TCE = 7.11%


STATE BANK OF LONG ISLAND
14%
12%
10%
8%
6%
4%
2%
0%
7.00%
5.00%
9.23%
8.00%
6.00%
11.89%
12.00%
10.00%
13.16%
LEVERAGE
TIER 1 RISK-BASED
TOTAL RISK-BASED
EMERGING STANDARD
FDIC REQUIREMENTS TO BE WELL CAPITALIZED
STATE BANK OF LONG ISLAND

* Ratios as of 9/30/10

Looking Ahead

STATE BANCORP, INC.

Building Capital/Balance Sheet

We are operating with a very strong capital base with ratios that exceed the regulatory definition of "well capitalized" institution

We are evaluating TARP Repayment options that will protect shareholders' interests

Building Organizational Strength

We maintain shareholder friendly corporate governance practices and CEO compensation includes heavily weighted equity component

We will continue to evaluate in-market strategic acquisition opportunities

Increase Stockholder Value

Building Service Delivery and Brand

We focus on building meaningful relationships with our clients and ensure they receive solutions they need for success in their businesses

We continue our branding campaign that has increased marketplace visibility and elevated our presence in our communities

Building Stable Results

As we approach the end of an extended and painful credit cycle, we continue to proactively manage credit issues in order to maintain a quality portfolio with no OREO

We continue to focus on steadfastly pursuing profitable growth opportunities while managing risks in our aggressive, transparent and straight-forward manner

Questions and Discussion